SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 10, 2001
                                                        -----------------


                              REGENCY CENTERS, L.P.
                              ---------------------
             (Exact name of registrant as specified in its charter)


      Delaware                          0-24763                 59-3429602
      --------                          -------                 ----------
(State or other jurisdiction           Commission              (IRS Employer
   of incorporation)                  File Number)           Identification No.)


      121 West Forsyth Street, Suite 200                         32202
      Jacksonville, Florida
      (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number including area code: (904)-356-7000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
-------    ---------------------------------------------------------
           EXHIBITS
           --------

C.       Exhibits:
         --------

         The exhibits listed below relate to the Registration Statement No. 333-58966 on Form S-3 of Regency Centers, L.P. and are filed herewith for incorporation by reference in such Registration Statement.

         1.2 Underwriting Agreement dated as of December 5, 2001 among Regency Centers, L.P., Regency Centers Corporation, on the one hand, and First Union Securities, Inc., on the other hand.

         1.3 Pricing Agreement dated as of December 5, 2001 among Regency Centers, L.P., Regency Centers Corporation, on the one hand, and First Union Securities, Inc., on the other hand.

         4.4 Indenture dated as of December 5, 2001 among Regency Centers, L.P., as issuer, Regency Centers Corporation, as guarantor, and First Union National Bank, as trustee.

         4.5 Fourth Amended and Restated Agreement of Limited Partnership of Regency Centers, L.P.

         5.2      Opinion of Foley & Lardner regarding legality of securities

         12.2     Statement regarding computation of ratios.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REGENCY CENTERS, L.P.
                                       (registrant)

                                       By:      Regency Centers Corporation,
                                                Its General Partner


December 10, 2001                       By:     /s/ J. Christian Leavitt
                                           -------------------------------------
                                            J. Christian Leavitt, Senior Vice
                                            President and Chief Accounting
                                            Officer